UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 10, 2008
SCM Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Oskar-Messter-Str. 13, Ismaning, Germany,	85737

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +49 89 95 95 5000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-4.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On December 10, 2008, SCM Microsystems, Inc. (“SCM” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement) with Hirsch Electronics Corporation, a California corporation (“Hirsch”), and two wholly owned subsidiaries of SCM (formed solely for the purposes of effecting the merger). The Merger Agreement provides that subject to the satisfaction or waiver of the conditions set forth therein, through a two-step merger Hirsch will become a new Delaware limited liability company and a wholly owned subsidiary of SCM (the “Merger”). The Merger is conditioned, among other things, on the Merger Agreement being approved by the stockholders of each of SCM and Hirsch, and shares of SCM’s common stock and warrants to be issued in the Merger being registered on an effective registration statement and authorized for listing on the NASDAQ.
     Pursuant to the proposed merger, the security holders of Hirsch will receive a combination of SCM common stock, warrants and cash, for a total valuation that will be determined based on the price of SCM stock at the time of closing. For each of the approximately 4.7 million Hirsch shares outstanding, at the effective time of the Merger Hirsch stockholders will receive $3.00 cash, two shares of SCM common stock, and a warrant to purchase one share of SCM common stock at an exercise of $3.00. At the effective time, the Merger Agreement also provides that outstanding warrants to purchase shares of Hirsch common stock will be converted into warrants to acquire shares of SCM’s Common Stock, and outstanding options to purchase shares of Hirsch common stock will be cancelled.
     The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by this reference. The attached Merger Agreement is not in any way intended as a document for investors to obtain factual information about the current state of affairs of SCM. Such information can be found in SCM’s reports filed with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended. The Merger Agreement contains representations and warranties made by SCM and Hirsch which are used as a tool to allocate risks between the parties where the parties do not have complete knowledge of all facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of SCM or Hirsch.
     A copy of the press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.
Item 3.03 Material Modification to Rights of Security Holders
     SCM and American Stock Transfer & Trust Company previously entered into a Rights Agreement, dated as of November 8, 2002, pursuant to which American Stock Transfer & Trust Company serves as rights agent (the “Rights Agent”). On December 10, 2008, SCM and the Rights Agent entered into the First Amendment to the Rights Agreement (the “Amendment”) to provide that the execution or delivery of the Merger Agreement and the public announcement and consummation of the transactions contemplated by the Merger Agreement and the ancillary agreements will not cause: (i) the rights to purchase Series A Participating Preferred Stock pursuant to the Rights Agreement (the “Rights”) to become exercisable under the Rights Agreement; (ii) Hirsch or any of its affiliates to be deemed an “Acquiring Person” (as that term is used in the Rights Agreement); or (iii) a Triggering Event, the Distribution Date or the Shares Acquisition Date (as such terms are defined in the Rights Agreement) to occur.
     The foregoing description of the terms and conditions of the Amendment does not describe all terms and conditions thereof, and is expressly qualified by reference to the specific text of the Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by this reference.

Forward-Looking Statements
This Current Report and the exhibits attached herewith contain “forward-looking statements” within the meaning of Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of Hirsch by SCM and the risks and uncertainties related to the occurrence of future events. These include, without limitation, SCM’s statements contained above regarding the Merger Agreement, and the risks and uncertainties related to the occurrence of future events. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the current economic environment, SCM and its industry. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval of SCM’s or Hirsch’s stockholders, and (ii) the satisfaction of various other closing conditions contained in the definitive Merger Agreement. Other potential risks and uncertainties are discussed in SCM’s reports and other documents filed with the SEC from time to time. SCM assumes no obligation to update the forward-looking information. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of SCM’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by SCM that the statements will prove to be correct.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
The Registration Statement on Form S-4 that SCM intends to file with the SEC will include a joint proxy statement/information statement of SCM and Hirsch that also constitutes a prospectus of SCM. SCM and Hirsch will mail the definitive joint proxy statement/information statement and prospectus to their stockholders. SECURITY HOLDERS OF SCM AND HIRSCH ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/INFORMATION STATEMENT AND PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SCM, HIRSCH AND THE PROPOSED TRANSACTION.
In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC. Security holders will be able to obtain free copies of the Registration Statement and the joint proxy statement/information statement and prospectus (when available) and other documents filed by SCM with the SEC at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.
SCM and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SCM stockholders in respect of the proposed transaction. A description of direct and indirect interests, by security holdings or otherwise, of the directors and executive officers of SCM is set forth in SCM’s proxy statement for its 2008 annual meeting, which was filed with the SEC on April 29, 2008. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed merger and a description of their interests will be contained in the definitive joint proxy statement/information statement and prospectus and other relevant materials filed with the SEC. You can obtain free copies of these documents from SCM at SCM’s website at www.scmmicro.com.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger, dated December 10, 2008

4.1	First Amendment to Rights Agreement, dated December 10, 2008

99.1	Press Release issued on December 11, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.
December 11, 2008	By:	/s/ Stephan Rohaly
Stephan Rohaly
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 10, 2008

4.1	First Amendment to Rights Agreement, dated December 10, 2008

99.1	Press release issued by SCM on December 11, 2008